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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C.


                                   FORM 8-K


                                CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                                 April 20, 2000
                ------------------------------------------------
                Date of Report (date of earliest event reported)





                                SAN HOLDINGS, INC.
              -----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter





          Colorado                   0-16423             84-0907969
---------------------------      ---------------    ----------------------
State or Other Jurisdiction      Commission File    IRS Employer Identifi-
     of Incorporation                Number             cation Number




       900 West Castleton Road, Suite 100, Castle Rock, Colorado 80104
       ---------------------------------------------------------------
         Address of Principal Executive Office, Including Zip Code


                               (303) 297-9656
            --------------------------------------------------
            Registrant's Telephone Number, Including Area Code


                                    N/A
         -----------------------------------------------------------
         Former Name or Former Address, if Changed Since Last Report

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) On April 20, 2000, SAN Holdings, Inc. (the "Registrant") engaged Causey, Demgen & Moore Inc. as its independent accountants for the fiscal year ended December 31, 2000. Also on April 20, 2000, Skeehan & Company was dismissed as the Registrant's independent auditors.

     (b) Skeehan & Company's reports on the Registrant's financial statements for the fiscal years ended December 31, 1998 and December 31, 1999, contained no adverse opinion or disclaimer of opinion nor were they qualified as to audit scope or accounting principles. However, they did include a paragraph concerning uncertainties relating to the Registrant's ability to continue as a going concern.

     (c) The Registrant's Board of Directors made the decision to engage Causey, Demgen & Moore Inc. The Registrant does not have an audit committee.

     (d) In connection with the prior audits for the fiscal years ended December 31, 1998 and December 31, 1999, and from December 31, 1999 to April 20, 2000, there have been no disagreements with Skeehan & Company, on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure.

     (e) The Registrant did not consult with Causey, Demgen & Moore, Inc. with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant's financial statements.

     (f) The Registrant has requested that Skeehan & Company review the disclosures contained herein and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  EXHIBITS.

          Exhibit 16   Letter from Skeehan & Company


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       SAN HOLDINGS, INC.



Dated:  April 21, 2000                 By:/s/ L.W. Buxton
                                          L. W. Buxton, President